                                                                    EXHIBIT 31.2

                     CERTIFICATION OF THE FINANCIAL OFFICER

I, Leonard B. Carleton, the Chief Financial Officer of Franklin Bancorp, Inc. (the "registrant") certify that:

1.       I have reviewed this quarterly report on Form 10-Q of the registrant;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and we have:

                  (a)   Designed such disclosure controls and procedures, or
                           caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant is made known to us by others, particularly during the period in which this quarterly report is being prepared;

                   (b)  [Intentionally omitted];

                   (c)  Evaluated the effectiveness of the registrant's
                           disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                   (d)  Disclosed in this report any change in the
                           registrant's internal control over financial reporting that occurred during registrant's most recent fiscal quarter (registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the board of directors (or persons fulfilling the equivalent functions):

                  (a)   All significant deficiencies and material weaknesses
                           in the design or operation of internal control over financial reporting which are reasonably likely to affect the registrant's ability to record, process, summarize and report financial information; and

                   (b)  Any fraud, whether or not material, that involves
                           management or other employees who have a significant role in the registrant's internal control over financial reporting.

August 14, 2003                               /s/ Leonard B. Carleton
                                              ------------------------
                                              Leonard B. Carleton
                                              Chief Financial Officer


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